Exhibit 10.35

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, PURSUANT TO REGULATION S OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

NUZEE, INC.

CONVERTIBLE PROMISSORY NOTE

Note due September 10, 2025

RMB 3,943,500 (approximately USD $550,000) Principal Amount	Issue Date: September 10, 2024

For value received, NUZEE, INC., a Nevada corporation (the “Company”), promises to pay to VMADE CO., LIMITED (the “Holder”), the principal amount of RMB 3,943,500, and pursuant to an agreed estimated exchange rate of 7.17:1, equivalent to approximately USD$ 550,000 (the “Principal Amount”) and Seven Percent (7.0%) interest per annum. This Note is issued pursuant to a loan of the Principal Amount disbursed to the Company on or prior to the Issue Date. This Note is subject to the following terms and conditions.

1. Maturity. Unless converted or repaid pursuant to Section 2 or Section 3, the entire unpaid principal sum and accrued interest of this Note, which shall be a sum of RMB276,045, and pursuant to an agreed estimated exchange rate of 7.17:1, equivalent to approximately USD$38,500, will be payable on September 10, 2025, being one year from the Issue Date of this Note. Upon written consent of the Holder, the Company may release its obligation to repay the unpaid principal amount and accrued interest of this Note by issuance and delivery of shares of Common Stock (as defined below) at the Conversion Price (as defined below) at the Maturity.

2. Conversion.

(a) Conversion. At the election of Holder upon delivery of a written conversion notice (in the form attached hereto as Exhibit A-1) to the Company at least one (1) business days prior to the conversion, the outstanding principal amount and accrued interest under this Note (the “Conversion Amount”) may be converted into shares of common stock of the Company, $0.00001 par value per share (the “Common Stock”) of the Company or such other securities or property for which this Note may become convertible as a result of any adjustment described in Section 2(b) at a price of USD $ 0.94 per share (the “Conversion Price”).

(b) Adjustment.

(i) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of Securities, separations, reorganizations, liquidations, merger, consolidation, acquisition of the Company, or the like, the number, class and type of Securities available upon conversion of this Note and the Conversion Price shall be correspondingly adjusted to give the Holder of the Note, on conversion for the same aggregate Conversion Amount, the total number, class, and type of Securities or other property as the Holder would have owned had the Note been converted prior to the event and had the Holder continued to hold such Securities until the event requiring adjustment. The form of this Note need not be changed because of any such adjustment.

(ii) Upon the occurrence of adjustment pursuant to this Section 2(b), the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price and adjusted number or type of Conversion Shares or other securities issuable upon conversion of this Note (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of such certificate to the Holder.

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(c) Mechanics and Effect of Conversion. No fractional Conversion Shares will be issued upon conversion of this Note and any fractional shares issuable shall be rounded down to the nearest whole number of shares. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note at the principal offices of the Company. At its expense, the Company will, as soon as practicable thereafter, cause to be issued and delivered to such Holder a Book-Share Entry Statement for the number of Conversion Shares to which such Holder is entitled upon such conversion or confirmation of book-entry registration of such Conversion Shares, together with a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to any principal amount.

3.  Payment Terms. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.

4.  Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new convertible promissory note for the same principal amount will be issued to, and registered in the name of, the transferee.

5.  Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.  Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed e-mail, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or e-mail as set forth below or as subsequently modified by written notice. The addresses and e-mail addresses for such communications shall be:

If to the Company, by email only, to:	NuZee, Inc.
	Attention:	Jianshuang Wang
Email:

with a copy (which shall not constitute notice) to:	Sichenzia Ross Ference Carmel LLP 1185 Avenue of the Americas, 31st Floor New York, NY 10036

	Attention:	Huan Lou
Email:

If to the Holder, to:	Address:

	Attention:	Xiaodong Liu
Email:

7. Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and transferee of this Note.

8. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

9. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

[THIS SPACE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

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This Note is executed and delivered as of the date first set forth above.

COMPANY:

For and on behalf of
NUZEE, INC., a Nevada corporation

/s/ Jianshuang Wang
Name:	Jianshuang Wang
Title:	Chief Executive Officer

[Signature Page to Convertible Note]

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NOTICE OF CONVERSION OF NOTE

TO: NuZee, Inc.

1. The undersigned hereby elects to receive ______________ shares of Common Stock of NuZee, Inc., pursuant to the terms of the attached Note.

2. Conversion. The undersigned elects to convert the attached Note with interest by means of the conversion provision of Section 1 of the Note and tenders herewith payment in full for all applicable transfer taxes, if any.

3. Please issue a certificate or certificates or book entry statement representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

Name of Holder

Signature of Authorized Signatory

Print Name and Title

Date

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